Registration No. 33-
============================================================================
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549
                        ----------------------
                               FORM S-8

                        Registration Statement
                                Under
                      The Securities Act of 1933
                      --------------------------

             International Business Machines Corporation
             -------------------------------------------
        (Exact name of registrant as specified in its charter)

State of New York                                        13-0871985
- -------------------------------                          -------------------
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

Armonk, New York                                         10504
- -------------------------------                          -------------------
(Address of Principal Executive                          (Zip Code)
Offices)

        Lotus Development Corporation 1992 Stock Option Plan;
                    Lotus Development Corporation
          1986 Stock Option Plan for Non-Employee Directors;
                    Lotus Development Corporation
      Amended and Restated 1983 Non-Qualified Stock Option Plan;
   Lotus Development Corporation Iris Associates Stock Option Plan;
       Soft-Switch, Inc. Amended and Restated Stock Option Plan
                  (collectively, the "Lotus Plans")
                --------------------------------------
                       (Full title of the plan)

                      John E. Hickey, Secretary
             International Business Machines Corporation
                        Armonk, New York 10504
                            (914) 765-1900
                    -----------------------------
                 (Name, address and telephone number
                        of agent for service)

                   CALCULATION OF REGISTRATION FEE
- -----------------------------------------------------------------------------
                                  Proposed      Proposed
Title of                          maximum       maximum
securities        Amount          offering      aggregate        Amount of
to be             to be           price per     offering         registration
registered:       registered:     share:        price:           fee:
- -----------       -----------     ----------    -------------    ------------
Capital Stock       6,200,000       $60.00*     $372,000,000*    $128,275.87
($1.25 Par Value)      shares

*Estimated solely for the purpose of calculating the registration fee and based on a weighted average of the exercise prices of Lotus Development Corporation options issued under the Lotus Plans outstanding as of the date hereof multiplied by a conversion factor to reflect the price at which such options could be exercised to purchase shares of Capital Stock of IBM on the date hereof pursuant to the Merger Agreement.
=============================================================================

                                Part I

         INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

The document(s) containing the information specified in Part I of Form S-8 have been or will be sent or given to participating employees as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Act"). These documents and the documents incorporated by reference into this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Act.


                               Part II

          INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

The Annual Report of International Business Machines Corporation ("IBM") on Form 10-K for the fiscal year ended December 31, 1994 is incorporated herein by reference. All other reports filed since December 31, 1994 by IBM pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") are also incorporated by reference. All documents filed by IBM pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


Item 4.  Description of Securities.

Pursuant to the Agreement and Plan of Merger dated as of June 11, 1995 (the "Merger Agreement") among IBM, White Acquisition Corp. and Lotus Development Corporation ("Lotus"), IBM agreed to assume all outstanding stock options of Lotus issued pursuant to Lotus' stock option plans (the "Lotus Options") as of the Effective Time (as defined in the Merger Agreement) of the merger contemplated therein.
Under the Merger Agreement, each Lotus Option will be exercisable under the same terms and conditions as under the applicable Lotus Plan except that both the number of shares of Capital Stock of IBM for which such option will be exercisable as well as the exercise price of such option will be adjusted to reflect the difference between (i) the average of the closing price of Capital Stock of IBM on the NYSE Composite

Tape for the 30 consecutive trading days prior to the Effective Time, which, as of the date hereof, was $94.17, and (ii) the merger price of $64.00 per share of common stock of Lotus.


Item 5.  Interests of Named Experts and Counsel.

None.


Item 6.  Indemnification of Directors and Officers.

The By-Laws of IBM (Article VI, Section 6) provide the following:

          "The Corporation shall, to the fullest extent permitted by applicable law as in effect at any time, indemnify any person made, or threatened to be made, a party to an action or proceeding whether civil or criminal (including an action or proceeding by or in the right of the Corporation or any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, for which any director or officer of the Corporation served in any capacity at the request of the Corporation), by reason of the fact that such person or such person's testator or intestate was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein. Such indemnification shall be a contract right and shall include the right to be paid advances of any expenses incurred by such person in connection with such action, suit or proceeding, consistent with the provisions of applicable law in effect at any time. Indemnification shall be deemed to be 'permitted' within the meaning of the first sentence hereof if it is not expressly prohibited by applicable law as in effect at any time."

The Certificate of Incorporation of IBM (Article ELEVENTH) provides the following:

          "Pursuant to Section 402(b) of the Business Corporation Law of the State of New York, the liability of the Corporation's directors to the Corporation or its stockholders for damages for breach of duty as a director shall be eliminated to the fullest extent permitted by the Business Corporation Law of the State of New York, as it exists on the date hereof or as it may hereafter be amended. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal."

With certain limitations, Sections 721 through 726 of the New York Business Corporation Law permit a corporation to indemnify a director or officer made a party to an action (i) by a corporation or in its right in order to procure a judgment in its favor unless he shall have breached his duties, or (ii) other than an action by or in the right of the corporation in order to procure a judgment in its favor, if such director or officer acted in good faith and in a manner he reasonably believed to be in or, in certain cases not opposed to such corporation's interest and additionally, in criminal actions, had no reasonable cause to believe his conduct was unlawful.

In addition, IBM maintains directors' and officers' liability insurance policies.


Item 8.  Exhibits.

Exhibit Number                                                   Reference
- --------------                                                   ---------
(4) Instruments defining the rights of security
    holders, including indentures.....................................None

(5) Opinion re:  legality

         The opinion, dated June 30, 1995, of
         Peter M. Acton, duly admitted to practice
         in the State of New York and Associate
         General Counsel of IBM, as to the legality of
         the securities being registered........................Exhibit 5

(15) Letter re:  unaudited interim financial information.............None

(23) Consents of experts and counsel

     (a) the consent of Price Waterhouse LLP................Exhibit 23(a)

     (b) the consent of Peter M. Acton (included in Exhibit 5)

(24) Powers of attorney........................................Exhibit 24

(28) Information from reports furnished to state insurance
     regulatory authorities..........................................None

(99) Additional Exhibits.............................................None


Item 9.  Undertakings.

(a) The undersigned registrant hereby undertakes:

    (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

    (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act and each filing of the Plan's annual report pursuant to section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                              SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of North Castle, State of New York, on this 30th day of June, 1995.


                  INTERNATIONAL BUSINESS MACHINES CORPORATION
                  By
                               /s/JEROME B. YORK
                  -------------------------------------------
                  (Jerome B. York, Director, Senior Vice
                  President and Chief Financial Officer and
                  Acting Controller)



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                     Title                            Date
- --------------------------------------------------------------------------

/s/JEROME B. YORK          Director and                      June 30, 1995
- -----------------          Senior Vice President
 Jerome B. York            and Chief Financial
                           Officer (Principal
                           Financial Officer)

/s/JEROME B. YORK          Acting Controller                 June 30, 1995
- -----------------          (Principal Accounting
 Jerome B. York            Officer)

Louis V. Gerstner, Jr.     Chairman of the Board  )
                           of Directors and Chief )
                           Executive Officer      )
                           (Principal Executive   )
                           Officer)               )
                                                  ) By:
Harold Brown               Director               )    /s/JEROME B. YORK
Fritz Gerber               Director               )    ----------------------
Nannerl O. Keohane         Director               )    (Jerome B. York,
Charles F. Knight          Director               )     Attorney-in-Fact)
Lucio A. Noto              Director               )     June 30, 1995
John B. Slaughter          Director               )
Alex Trotman               Director               )
Lodewijk C. van Wachem     Director               )

                            EXHIBIT INDEX

EXHIBIT NO.
- -----------

    5                 Opinion of Peter M. Acton, Associate General Counsel

   23(a)              Consent of Independent Accountants

   23(b)              Consent of Counsel (included in Exhibit 5)

    24                Powers of Attorney

                                                            EXHIBIT 5



                                                        June 30, 1995



International Business Machines Corporation
Old Orchard Road
Armonk, NY 10504


Dear Sirs:

As Associate General Counsel of International Business Machines Corporation (herein called the "Corporation") and an attorney duly admitted to practice in the State of New York, I am familiar with the proceedings by which it was organized, the proceedings by which its Certificate of Incorporation has from time to time been amended, the proceedings by which the Board of Directors of the Corporation approved the Agreement and Plan of Merger dated as of June 11, 1995 (the "Merger Agreement") among the Corporation, White Acquisition Corp. and Lotus Development Corporation and the merger contemplated thereby (the "Merger"), the proceedings by which the assumption of the Lotus Development Corporation 1992 Stock Option Plan, the Lotus Development Corporation 1986 Stock Option Plan for Non-Employee Directors, the Lotus Development Corporation Amended and Restated 1983 Non-Qualified Stock Option Plan, the Lotus Development Corporation Iris Associates Stock Option Plan and the Soft-Switch, Inc. Amended and Restated Stock Option Plan (collectively, the "Lotus Plans") upon effectiveness of the Merger was approved by the Corporation and the proceedings by which the Corporation was authorized to issue the Capital Stock requiring this registration.

I have also reviewed such documents and records as I have deemed necessary to enable me to express an informed opinion with respect to the matters covered hereby.

Based upon the foregoing, I am of the opinion that:

1. The Corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York; and,

2. The Lotus Plans will be duly and validly assumed upon effectiveness of the Merger, and the shares of the Corporation's capital stock, par value $1.25, being registered hereunder that may be issued to its participants, when issued or sold in accordance with the Lotus Plans, will be validly issued, fully paid and non-assessable, and no personal liability will attach to the holders thereof under the laws of the State of New York, in which the Corporation is incorporated and in which its principal place of business is located.

I hereby consent to the use of my name in the Registration Statement as counsel who has passed upon the legality of the Capital Stock that may be offered under this registration, and to the use of this opinion as a part of the Registration Statement as required by Section 7 of the Securities Act of 1933, as amended.


                                               Very truly yours,


                                               /s/PETER M. ACTON
                                               ------------------------
                                               Peter M. Acton
                                               Associate General Counsel

                                                             EXHIBIT 23(a)

                  CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1995 appearing on page 35 of the 1994 Annual Report to Shareholders of International Business Machines Corporation which is incorporated by reference in International Business Machines Corporation's Annual Report on Form 10-K for the year ended December 31, 1994. Furthermore, we consent to the incorporation by reference of our report on the Financial Statement Schedule which appears on page 7 of such Annual Report on Form 10-K.

                                               /s/PRICE WATERHOUSE LLP
                                               -----------------------
                                               PRICE WATERHOUSE LLP

New York, N.Y.
June 30, 1995

                                                        EXHIBIT 24


             POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board of Directors and Chief Executive Officer of International Business Machines Corporation, a New York corporation
(the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable (a) upon the exercise of options assumed by the Corporation that were issued under the following: (i) Lotus Development Corporation Iris Associates Stock Option Plan, (ii) Lotus Development Corporation 1986 Stock
Option Plan for Non-Employee Directors, (iii) Lotus Development Corporation Amended and Restated 1983 Non-Qualified Stock Option Plan,
(iv) Lotus Development Corporation 1992 Stock Option plan,
(v) Soft-Switch, Inc. Amended and Restated Stock Option Plan and (b) upon the exercise of rights that were issued under the Lotus Development Corporation Employee Stock Purchase Plan, to the extent the obligations underlying such rights are assumed by the Corporation, hereby constitute and appoint Jerome B. York, Lawrence R. Ricciardi, Jeffrey D. Serkes, James M. Alic and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously files with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of June, 1995.


                                            /s/LOUIS V. GERSTNER, JR.
                                            ---------------------------
                                            Louis V. Gerstner, Jr.
                                            Chairman of the Board of
                                            Directors and Chief
                                            Executive Officer

                  POWER OF ATTORNEY OF IBM DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable
(a) upon the exercise of options assumed by the Corporation that were issued under the following: (i) Lotus Development Corporation Iris Associates Stock Option Plan, (ii) Lotus Development Corporation 1986 Stock Option Plan for Non-Employee Directors, (iii) Lotus Development Corporation Amended and Restated 1983 Non-Qualified Stock Option Plan,
(iv) Lotus Development Corporation 1992 Stock Option Plan,
(v) Soft-Switch, Inc. Amended and Restated Stock Option Plan and (b) upon the exercise of rights that were issued under the Lotus Development Corporation Employee Stock Purchase Plan, to the extent the obligations underlying such rights are assumed by the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Lawrence R. Ricciardi, Jeffrey D. Serkes, James M. Alic and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of June, 1995.


                                                /s/HAROLD BROWN
                                                ---------------------------
                                                Director

                  POWER OF ATTORNEY OF IBM DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable
(a) upon the exercise of options assumed by the Corporation that were issued under the following: (i) Lotus Development Corporation Iris Associates Stock Option Plan, (ii) Lotus Development Corporation 1986 Stock Option Plan for Non-Employee Directors, (iii) Lotus Development Corporation Amended and Restated 1983 Non-Qualified Stock Option Plan,
(iv) Lotus Development Corporation 1992 Stock Option Plan,
(v) Soft-Switch, Inc. Amended and Restated Stock Option Plan and (b) upon the exercise of rights that were issued under the Lotus Development Corporation Employee Stock Purchase Plan, to the extent the obligations underlying such rights are assumed by the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Lawrence R. Ricciardi, Jeffrey D. Serkes, James M. Alic and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of June, 1995.


                                                  /s/FRITZ GERBER
                                                  ---------------------------
                                                  Director

                  POWER OF ATTORNEY OF IBM DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable
(a) upon the exercise of options assumed by the Corporation that were issued under the following: (i) Lotus Development Corporation Iris Associates Stock Option Plan, (ii) Lotus Development Corporation 1986 Stock Option Plan for Non-Employee Directors, (iii) Lotus Development Corporation Amended and Restated 1983 Non-Qualified Stock Option Plan,
(iv) Lotus Development Corporation 1992 Stock Option Plan, (v) Soft-Switch, Inc. Amended and Restated Stock Option Plan and (b) upon the exercise of rights that were issued under the Lotus Development Corporation Employee Stock Purchase Plan, to the extent the obligations underlying such rights are assumed by the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Lawrence R. Ricciardi, Jeffrey D. Serkes, James M. Alic and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of June, 1995.


                                           /s/NANNERL O. KEOHANE
                                           ---------------------------
                                           Director

                  POWER OF ATTORNEY OF IBM DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable
(a) upon the exercise of options assumed by the Corporation that were issued under the following: (i) Lotus Development Corporation Iris Associates Stock Option Plan, (ii) Lotus Development Corporation 1986 Stock Option Plan for Non-Employee Directors, (iii) Lotus Development Corporation Amended and Restated 1983 Non-Qualified Stock Option Plan,
(iv) Lotus Development Corporation 1992 Stock Option Plan,
(v) Soft-Switch, Inc. Amended and Restated Stock Option Plan and (b) upon the exercise of rights that were issued under the Lotus Development Corporation Employee Stock Purchase Plan, to the extent the obligations underlying such rights are assumed by the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Lawrence R. Ricciardi, Jeffrey D. Serkes, James M. Alic and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of June, 1995.


                                              /s/CHARLES F. KNIGHT
                                              ---------------------------
                                              Director

                  POWER OF ATTORNEY OF IBM DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable
(a) upon the exercise of options assumed by the Corporation that were issued under the following: (i) Lotus Development Corporation Iris Associates Stock Option Plan, (ii) Lotus Development Corporation 1986 Stock Option Plan for Non-Employee Directors, (iii) Lotus Development Corporation Amended and Restated 1983 Non-Qualified Stock Option Plan,
(iv) Lotus Development Corporation 1992 Stock Option Plan,
(v) Soft-Switch, Inc. Amended and Restated Stock Option Plan and (b) upon the exercise of rights that were issued under the Lotus Development Corporation Employee Stock Purchase Plan, to the extent the obligations underlying such rights are assumed by the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Lawrence R. Ricciardi, Jeffrey D. Serkes, James M. Alic and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of June, 1995.


                                                 /s/LUCIO A. NOTO
                                                 ---------------------------
                                                 Director

                  POWER OF ATTORNEY OF IBM DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable
(a) upon the exercise of options assumed by the Corporation that were issued under the following: (i) Lotus Development Corporation Iris Associates Stock Option Plan, (ii) Lotus Development Corporation 1986 Stock Option Plan for Non-Employee Directors, (iii) Lotus Development Corporation Amended and Restated 1983 Non-Qualified Stock Option Plan,
(iv) Lotus Development Corporation 1992 Stock Option Plan,
(v) Soft-Switch, Inc. Amended and Restated Stock Option Plan and (b) upon the exercise of rights that were issued under the Lotus Development Corporation Employee Stock Purchase Plan, to the extent the obligations underlying such rights are assumed by the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Lawrence R. Ricciardi, Jeffrey D. Serkes, James M. Alic and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of June, 1995.


                                            /s/JOHN B. SLAUGHTER
                                            ---------------------------
                                            Director

                  POWER OF ATTORNEY OF IBM DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable
(a) upon the exercise of options assumed by the Corporation that were issued under the following: (i) Lotus Development Corporation Iris Associates Stock Option Plan, (ii) Lotus Development Corporation 1986 Stock Option Plan for Non-Employee Directors, (iii) Lotus Development Corporation Amended and Restated 1983 Non-Qualified Stock Option Plan,
(iv) Lotus Development Corporation 1992 Stock Option Plan,
(v) Soft-Switch, Inc. Amended and Restated Stock Option Plan and (b) upon the exercise of rights that were issued under the Lotus Development Corporation Employee Stock Purchase Plan, to the extent the obligations underlying such rights are assumed by the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Lawrence R. Ricciardi, Jeffrey D. Serkes, James M. Alic and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of June, 1995.


                                                /s/ALEX TROTMAN
                                                ---------------------------
                                                Director

                  POWER OF ATTORNEY OF IBM DIRECTOR


          KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of capital stock of the Corporation or other interests issuable
(a) upon the exercise of options assumed by the Corporation that were issued under the following: (i) Lotus Development Corporation Iris Associates Stock Option Plan, (ii) Lotus Development Corporation 1986 Stock Option Plan for Non-Employee Directors, (iii) Lotus Development Corporation Amended and Restated 1983 Non-Qualified Stock Option Plan,
(iv) Lotus Development Corporation 1992 Stock Option Plan,
(v) Soft-Switch, Inc. Amended and Restated Stock Option Plan and (b) upon the exercise of rights that were issued under the Lotus Development Corporation Employee Stock Purchase Plan, to the extent the obligations underlying such rights are assumed by the Corporation, hereby constitute and appoint Louis V. Gerstner, Jr., Jerome B. York, Lawrence R. Ricciardi, Jeffrey D. Serkes, James M. Alic and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of June, 1995.


                                           /s/LODEWIJK C. VAN WACHEM
                                           ---------------------------
                                           Director